Exhibit 99.1

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

Investor Presentation

May 2014

www.advancedemissionssolutions.com

SAFE HARBOR

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

© 2012-2014 Advanced Emissions Solutions, Inc. -2-

WHO WE ARE

solutions A family of to companies the power that industry has been for more providing than 30 emission years control

Portfolio 20 US patents of proprietary, issued or allowed low CAPEX technologies to meet pollution control mandates.

Customers include most of the leading electric power companies

Strong and growing cash flows from Refined Coal business through 2021 (CCS) equipment Emission Control market, business longer segment -term consumables meeting MATS supply compliance market (ADA market and . BCSI) Near- term

Operating Companies

BCSI, LLC 100% owned ADES

ADA-ES, Inc. 100% owned ADES

Clean Coal Solutions, LLC

42.5% owned ADA-ES, Inc.

© 2012-2014 Advanced Emissions Solutions, Inc.

PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

ACI System

ACI System for Mercury Control

Boiler

DSI System

Coal Pile

Refined Coal- $0 cost to utility M-ProveTM Technology ~$100k capex, $1-$4/ton reduced compliance cost

ACI/DSI- $1-$3M in capex Large E&C Scrubber, SCR- $100M+ firms in capex

© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Near-term growth opportunities

Mercury Control (MATS)

- MATS rule took effect in 2012, compliance by 2015-2016

Equipment

- Created ~$1B equipment market
- ADA leading provider of equipment to meet MATS
  - Activated Carbon Injection Systems
  - Dry Sorbent Injection Systems
- More than $20M in new equipment awards in 2014

Consumables

- MATS to create annual market of $1-$2B for consumables to control mercury (e.g. AC, chemical enhancements)
- ADA offers proprietary coal additive technologies applied to coal prior to combustion that reduces AC requirements

Refined Coal

- Clean Coal Solutions (CCS)
  42.5% ADA
  42.5% NexGen
  15% Goldman Sachs
- 28 RC facilities qualify for Section 45 Tax Credits of $6.60/ton (escalating) through 2021
- 9 leased/sold RC facilities generating more than $100M in annual payments to CCS (ADA 42.5%)
- Remaining RC facilities expected to be in full-time operation by YE2014

© 2012-2014 Advanced Emissions Solutions, Inc.
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Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL

clean coal



Clean Coal Solutions Ownership Structure


GOLDMAN SACHS
15%
ADES
42.5%
NEXGEN
42.5%

- Section 45 of the Internal Revenue Code offers $6.60/ton in tax credits for the production of pollution mitigating RC through 2021
  - Qualifying RC facilities must reduce mercury by 40+% and NO_x by 20+% and have been "placed in service" on or prior to December 31, 2011
- ADES affiliates[1] own 28 qualifying RC facilities expected to be located at plants that burn 100+ million tons of coal annually
  - Expect ~$300M in annual revenue to CCS
  - Expect ~$100 million in annual tax benefits to CCS in 2015[2]

1. RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2. Expected to result in ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.'s 42.5% ownership in CCS.

© 2012-2014 Advanced Emissions Solutions, Inc.
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Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: Benefits for all Parties

CCS Leasing Model

clean coal → ADES owns 42.5% of CCS (~$1.35/ton)

CCS receives $3.00 to $4.00/ton in rental income

↑

3rd party investor

Pays ~$1.00 /ton to utility ←

→ Pays ~$2.00/ton for operating expenses



Utility gets emission reductions

↑

3rd party investor leases RC facility and receives ~$8.00/ton in tax benefits (assuming a 35% tax rate)

© 2012-2014 Advanced Emissions Solutions, Inc.

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Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Outlook for 28 RC Facilities

- All 28 RC facilities are expected to be in full-time operation by year end 2014
  - Expect approximately 15% of capacity to be CCS-operated to generate tax benefits sufficient to offset expected tax liability

Full-Time Operations Road Map


RC facilities in full-time operation
RC facilities in progress to full-time operation
~12 MT/yr
~29 MT/yr
5 RC facilities CCS-operated*
9 RC facilities leased/sold
RC facilities with currently committed locations
RC facilities in discussions for final location with more than 20 potential power plants
100+ MT/yr
28 RC facilities in full-time operation
May 2014
12/31/14
2015 → 2021

* Includes one RC facility where operations were suspended in late-February while final permitting is completed

© 2012-2014 Advanced Emissions Solutions, Inc.
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Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: *Financial Impact of GAAP Reporting*

Status	Financial Impact

RC facility not in full-time operation



- CCS incurs no operating costs for the RC facility
- CCS generates no value

Typical RC facility producing 4MT/Y	Quarterly ($M)	Annually ($M)
Cash Spent	$ --	$ --
Cash Received	$ --	$ --
Tax Benefits Generated	$ --	$ --

RC facility operated by CCS



- CCS spends ~$3/ton to operate RC facility
- CCS generates ~$7.50/ton in tax credits for its members

Typical RC facility producing 4MT/Y	Quarterly ($M)	Annually ($M)
Cash Spent	$3.0	$12.0
Cash Received	$ --	$ --
Tax Benefits Generated*	~$7.50	~$30.0

RC facility leased/sold to RC investor



- CCS incurs no operating costs for the RC facility
- CCS receives ~$3-$4/ton in rental income from RC investor

Typical RC facility producing 4MT/Y	Quarterly ($M)	Annually ($M)
Cash Spent	$ --	$ --
Cash Received	$3.5	$14.0
Tax Benefits Generated	$ --	$ --

* ADA's 42.5% share of tax credits included in net deferred tax assets, which are offset by a valuation allowance as discussed in the footnotes to the financial statements

© 2012-2014 Advanced Emissions Solutions, Inc.
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EMISSIONS CONTROL SOLUTIONS

Equipment

Consumables

ACI Systems DSI Systems M-ProveTM Technology

Powdered Activated Carbon reduces mercury emissions in the flue gas

Dry alkaline sorbents injected in flue gas for SO2 and acid gas control

M-ProveTM technology

Flue Gas Conditioning

Compliance Services

© 2012-2014 Advanced Emissions Solutions, Inc.

EMISSION CONTROL EQUIPMENT

Mercury and Air Toxics Standard (MATS) created a market for two ADES Products

Activated Carbon Injection (ACI) systems for mercury control sold by ADA-ES

Dry Sorbent Injection (DSI) systems for control of acid gases sold by BCSI

Market for equipment to meet the April 2015/2016 MATS compliance requirement remains active

ADES has won more than $20M in equipment awards year-to-date

April 15, 2014- The U.S. Court of Appeals for the District of Columbia Circuit broadly upheld EPA’s MATS rule.

The court rejected industry arguments, saying the EPA’s decisions were necessary and reasonable.

Approximately 1/3 of plants have received an extension to meet MATS compliance by April 2016

This is in line with industry expectations

ADES is prepared for the equipment market

Supply agreements in place; engineering capabilities expanded

Market for coal additives and services to assure continuous MATS compliance is expected to develop in 2015 and beyond

© 2012-2014 Advanced Emissions Solutions, Inc. -11-

EMISSION CONTROL—CONSUMABLES

M-ProveTM technology for mercury emissions control is in the initial stages of being marketed for applications for western coals $1.00 to $4.00/ton in benefits to customer M-ProveTM technology demonstrated at the RC facilities being

Expect the MATS to drive a $1 to $2 billion annual market for consumables by 2016 U.S. burns up to 600 million tons of western coal per year

In addition, ADES offers a flue gas conditioning technology that aids in both SO3 and mercury control

Source: Department of Energy, Energy Information Administration and Electric Power Research Institute.

© 2012-2014 Advanced Emissions Solutions, Inc. -12-

CO2 CAPTURE

Developing proprietary solid sorbent capture technology to capture CO2 from flue gas in conventional coal-fired boilers

DOE and industry funding:

Phase I — $3.8 million, R&D at 1 KWe scale, completed in 2011 Phase II — $22.6 million contract to validate technology at 1 MWe scale Pilot Design: 2012, Construction: 2013, Testing: Fall 2014 Located at a Southern Company facility

Advantages over competing technologies:

For customer: lower cost and less parasitic energy

Pilot plant being assembled

© 2012-2014 Advanced Emissions Solutions, Inc. -13-

KEY TAKEAWAYS

growth RC opportunities in revenues, expected profits to and provide cash flows; substantial consistent revenue streams through 2021

Upcoming driving significant MATS compliance near-term requirements market for equipment are

Consumables expected to produce and services additional to assure growth compliance beyond MATS equipment market

Developing capture CO2 solid from sorbent flue gas capture in conventional technology coal to- fired boilers

© 2012-2014 Advanced Emissions Solutions, Inc. -14-

FINANCIAL UPDATE

The Company continues with its accounting review and expects to file the 2013 Form 10-K in or around the fall of 2014

Additional Actions:

Appointed Chief Accounting Officer (April 2014)

Retained FTI Consulting to assist with the accounting review process and implementation of changes to ensure we will have the necessary resources to support the Company’s future needs. (April 2014)

Finalizing the hiring of a Corporate Controller

Background

On April 24, 2014 the Company announced that it was unable to file its Annual Report on Form

10-K for the fiscal year ended December 31, 2013 and that the financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 should no longer be relied upon and should be restated.

Restatement of 2013 financials is expected to show a reduction of revenue of approximately

$10.8 million (with a corresponding increase in backlog) and increase in the loss before income taxes of approximately $2.3 million from those amounts previously reported. The increased loss is primarily related to the deferred recognition of the margin under the Emissions Control business segment systems and equipment contracts and the accrual of additional IRC 453a interest.

Company has made a determination to have the previously issued financial statements for the years ended December 31, 2012 and 2011 re-audited

© 2012-2014 Advanced Emissions Solutions, Inc. -15-

APPENDIX

© 2012-2014 Advanced Emissions Solutions, Inc.

CORPORATE STRUCTURE

Operating Companies

BCSI, LLC 100% owned ADES

ADA-ES, Inc. 100% owned ADES

Clean Coal Solutions, LLC

42.5% owned ADA-ES, Inc.

© 2012-2014 Advanced Emissions Solutions, Inc. -17-

COAL AND US ELECTRICITY GENERATION

2012: lowest power demand since 1987, natural gas prices reach a low of $1.91/MM/btu- 2012 average of $2.77/MMbtu

Source: EIA

Coal Consumption for the Electricity (000 tons)

Coal as a % of Electricity Generation

60% 50% 40% 30% 20% 10% 0% 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013

1,200,000 1,000,000 800,000 600,000 400,000 200,000

© 2012-2014 Advanced Emissions Solutions, Inc. -18-

COAL OUTLOOK

Arch Coal May 2014 investor presentation, used with permission

Over the longer term, Arch expects 60 GW of coal-based generating capacity to retire by 2018, but the impacted on coal consumption will not be as large

Coal Consumption for power Generation (based on 2013 data)

75 million tons

10 million tons*

Supply Delivered to At-Risk Plants in 2013

(per coal basin, as percent of each basin’s supply)

16% 13% 9% 8%

western bit. Appalachia (thermal) PRB Illinois Basin/Other

PRB and ILB basins are least impact by coal plant closures

Sources: Wood Mackenzie, SNL and ACI

*Excluding Canyon Fuel

Slide 28

© 2012-2014 Advanced Emissions Solutions, Inc. -19-

MERCURY CONTROL- 15 YEARS IN THE MAKING

EPA determines it necessary to regulate mercury

2000

EPA issues Clean Air Mercury Rule

2005

EPA proposes new rule to replace the vacated CAMR

2008 2009

EPA issues final Mercury Air Toxic Standards (MATS)

2011 2012 2015/16

Technology commercially proven

D.C. Circuit Court vacates the Clean Air Mercury Rule

EPA issues draft of Mercury Air Toxic Standards (MATS)

Compliance deadline for MATS

Plants can apply for an extension

© 2012-2014 Advanced Emissions Solutions, Inc. -20-

ACI MARKET SHARE

Boilers Treated by ACI Systems

Companies, May 2013.

Source: Institute of Clean Air

Clyde Bergemann-EEC

Norit

ADES

Norit

ADES

CB-EEC

Siemens

Albermarle

B&W

Alstom

BPI

Dustex

Shick

Amerex

© 2012-2014 Advanced Emissions Solutions, Inc. -21-

ADA STANDARD ACI SYSTEM

Man-door with PRV

Level Transmitters

PAC Storage Module

Process Equipment Module

Bin Vent Filter

Feeder Room

Blower Room

Fill Pipe

Electrical Room

© 2012-2014 Advanced Emissions Solutions, Inc. -22-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL: INTRODUCTION & OVERVIEW

- The American Jobs Creation Act of 2004, Section 45 of the IRC: contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.

- Clean Coal Solutions ("CCS") JV offers three technologies that produce Section 45 Refined Coal
  - The **CyClean™**, **M-45™** and **M-45-PC™** technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB) and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers.

Key Dates

- **June 2010**: Clean Coal Solutions commences operations at first two RC facilities
- **December 2010**: Congress extends "placed-in-service" deadline for new RC facilities to 12/31/11
- **January - December 2011**: CCS fabricates, installs and "places-in-service" 26 additional RC units able to qualify for Section 45 tax credits
- **June 2011**: an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
- **2012 - 2021:** CCS focused on capturing the value of Section 45 tax credits

© 2012-2014 Advanced Emissions Solutions, Inc.
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REFINED COAL PHOTOGRAPHS

© 2012-2014 Advanced Emissions Solutions, Inc. -24-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: CCS-Operated Facilities

CCS-Operated Model

ADES[1]

ADES receives 42.5% of tax benefits, or ~$3.20/ton	ADES shares 42.5% of expenses, or ~$1.35/ton

clean coal



Utility gets emission reductions

May pay up to ~$1.00/ton to utility

Pays ~$2.00/ton for operating expenses

CCS receives $7.50/ton in tax benefits

1. 42.5% ownership in CCS through ADA-ES, Inc.

© 2012-2014 Advanced Emissions Solutions, Inc.
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CONTACTS

Graham Mattison

Vice President, Investor Relations (720) 889-6206 graham.mattison@adaes.com

Michael D. Durham, Ph.D., MBA

President & CEO

Mark H. McKinnies

SVP & CFO

© 2012-2014 Advanced Emissions Solutions, Inc. -26-